EXHIBIT 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of February 17, 2012 (this “Amendment”), is entered into among DICE HOLDINGS, INC., a Delaware corporation (the “Company”), the other Borrowers party hereto, the Guarantors party hereto, the Lenders party hereto, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 29, 2010 (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Amendments.

(a)The following definitions of “Consolidated Fixed Charges” and “Management Repurchases” in Section 1.01 of the Credit Agreement are hereby amended to read as follows:

“Consolidated Fixed Charges” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to the sum of (a) the cash portion of Consolidated Interest Charges for such period plus (b) Consolidated Scheduled Funded Debt Payments for such period plus (c) Restricted Payments (other than (x) Management Repurchases and (y) Restricted Payments made pursuant to Sections 8.06(a), 8.06(b) and 8.06(c)) made during such period plus (d) prepayments in respect of Subordinated Debt made during such period.

“Management Repurchases” means any repurchase by the Company of its Equity Interests from current and former members of its management and board of directors; provided, that such repurchase is (a) made with proceeds received by the Company from the sale of additional Equity Interests of the Company and (b) permitted under Section 8.06(d).

(b)The last sentence in the definition of “Pro Forma Basis” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

Furthermore for purposes of calculating the Consolidated Fixed Charge Coverage Ratio on a Pro Forma Basis (x) for purposes of any Restricted Payment made pursuant to Section 8.06(d), such Restricted Payment shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period preceding the date of such Restricted Payment for which financial statements were required to be delivered pursuant to Section 7.01(a) or 7.01(b) but any Restricted Payments actually made pursuant to Section 8.06(d) during the first quarter of such four fiscal quarter period shall be excluded from Consolidated Fixed Charges for such calculation and (y) for purposes of any prepayment of Subordinated Debt made pursuant to Section 8.12(b), such prepayment shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period preceding the date of such prepayment for which financial statements were required to be delivered pursuant to Section 7.01(a)

or 7.01(b) but any prepayments actually made pursuant to Section 8.12(b) during the first quarter of such four fiscal quarter period shall be excluded from Consolidated Fixed Charges for such calculation.

(c)Section 8.06 of the Credit Agreement is hereby amended by re-identifying clause (c) thereof as clause (d) and adding the following new clause (c) is immediately after clause (b) to read as follows:

(c)    so long as no Default exists, the Company may repurchase its Equity Interests; provided that, after giving effect thereto, (i) the aggregate amount of such repurchases made after February 17, 2012 shall not exceed $100,000,000 and (ii) the Consolidated Leverage Ratio, calculated on a Pro Forma Basis after giving effect to such repurchase, shall be equal to or less than 2.0 to 1.0; and

2.    Effectiveness; Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrowers, the Guarantors and the Required Lenders.

3.    Expenses. The Loan Parties agree to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

4.    Ratification of Credit Agreement. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. This Amendment is a Loan Document.

5.    Authority/Enforceability. Each Loan Party represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity.

(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Amendment.

(d)    The execution and delivery of this Amendment does not (i) contravene the terms of its Organization Documents or (ii) violate any Law.

6.    Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Amendment (a) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects (or, if such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects as drafted) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, if such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects as drafted) as of such earlier date, and (b) no event has occurred and is continuing which constitutes a Default.

7.    Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.

8.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

11.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[signature pages follow]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:            DICE HOLDINGS, INC.,
a Delaware corporation

By: /S/ MICHAEL P. DURNEY
Name: Michael P. Durney
Title: Chief Financial Officer

DICE INC.,
a Delaware corporation

By: /S/ MICHAEL P. DURNEY
Name: Michael P. Durney
Title: Chief Financial Officer

DICE CAREER SOLUTIONS, INC.,
a Delaware corporation

By: /S/ MICHAEL P. DURNEY
Name: Michael P. Durney
Title: Chief Financial Officer

GUARANTORS:        JOBSINTHEMONEY.COM, INC.,
a Delaware corporation

By: /S/ MICHAEL P. DURNEY
Name: Michael P. Durney
Title: Chief Financial Officer

TARGETED JOB FAIRS, INC.,
a Delaware corporation

By: /S/ MICHAEL P. DURNEY
Name: Michael P. Durney
Title: Chief Financial Officer

RIGZONE.COM, INC.,
a Texas corporation

By: /S/ MICHAEL P. DURNEY
Name: Michael P. Durney
Title: Chief Financial Officer

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By: /S/ LINDA LOV
Name: Linda Lov
Title: AVP

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By: /S/ MICHAEL T LETSCH
Name: Michael T Letsch
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /S/ JUSTIN KELLEY
Name: Justin Kelley
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: /S/ JAMES A GELLE
Name: James A Gelle
Title: Vice President